UNITED STATES PATENT AND TRADEMARK OFFICE

UNITED STATES DEPARTMENT OF COMMERCE
United States Patent and Trademark Office
Address: COMMISSIONER FOR PATENTS
P.O. Box 1450
Alexandria, Virginia 22313-1450
www.uspto.gov

APPLICATION NO.	FILING DATE	FIRST NAMED INVENTOR	ATTORNEY DOCKET NO.	CONFIRMATION NO.
90/008,731	08/15/2007	7194960		2120

22242 7590 09/24/2007

EXAMINER	
ART UNIT	PAPER NUMBER

FITCH EVEN TABIN AND FLANNERY
120 SOUTH LA SALLE STREET
SUITE 1600
CHICAGO, IL 60603-3406

DATE MAILED: 09/24/2007

Please find below and/or attached an Office communication concerning this application or proceeding.

UNITED STATES PATENT AND TRADEMARK OFFICE

Commissioner for Patents
United States Patent and Trademark Office
P.O. Box 1450
Alexandria, VA 22313-1450
www.uspto.gov

DO NOT USE IN PALM PRINTER

(THIRD PARTY REQUESTER'S CORRESPONDENCE ADDRESS)

Ronald Gorsche

Brownstein Hyatt Farber Schreck, PC

410 Seventeenth Street, Suite 2200

Denver, CO 80202

EX PARTE REEXAMINATION COMMUNICATION TRANSMITTAL FORM

REEXAMINATION CONTROL NO. 90/008,731.

PATENT NO. 7194960.

ART UNIT 3993.

Enclosed is a copy of the latest communication from the United States Patent and Trademark Office in the above identified *ex parte* reexamination proceeding (37 CFR 1.550(f)).

Where this copy is supplied after the reply by requester, 37 CFR 1.535, or the time for filing a reply has passed, no submission on behalf of the *ex parte* reexamination requester will be acknowledged or considered (37 CFR 1.550(g)).

Order Granting / Denying Request For Ex Parte Reexamination	Control No. 90/008,731	Patent Under Reexamination 7194960	
	Examiner Jeffrey R. Jastrzab	Art Unit 3993	

--*The MAILING DATE of this communication appears on the cover sheet with the correspondence address*--

The request for *ex parte* reexamination filed 15 August 2007 has been considered and a determination has been made. An identification of the claims, the references relied upon, and the rationale supporting the determination are attached.

Attachments: a)☐ PTO-892, b)☐ PTO/SB/08, c)☒ Other: 1449

1. ☒ The request for *ex parte* reexamination is GRANTED.

RESPONSE TIMES ARE SET AS FOLLOWS:

For Patent Owner's Statement (Optional): TWO MONTHS from the mailing date of this communication (37 CFR 1.530 (b)). **EXTENSIONS OF TIME ARE GOVERNED BY 37 CFR 1.550(c).**

For Requester's Reply (optional): TWO MONTHS from the **date of service** of any timely filed Patent Owner's Statement (37 CFR 1.535). **NO EXTENSION OF THIS TIME PERIOD IS PERMITTED.** If Patent Owner does not file a timely statement under 37 CFR 1.530(b), then no reply by requester is permitted.

2. ☐ The request for *ex parte* reexamination is DENIED.

This decision is not appealable (35 U.S.C. 303(c)). Requester may seek review by petition to the Commissioner under 37 CFR 1.181 within ONE MONTH from the mailing date of this communication (37 CFR 1.515(c)). **EXTENSION OF TIME TO FILE SUCH A PETITION UNDER 37 CFR 1.181 ARE AVAILABLE ONLY BY PETITION TO SUSPEND OR WAIVE THE REGULATIONS UNDER 37 CFR 1.183.**

In due course, a refund under 37 CFR 1.26 (c) will be made to requester:

a) ☐ by Treasury check or,

b) ☐ by credit to Deposit Account No. _____, or

c) ☐ by credit to a credit card account, unless otherwise notified (35 U.S.C. 303(c)).

Jeffrey R. Jastrzab
Central Reexamination Examiner
Art Unit: 3993

cc:Requester (if third party requester)

Decision Granting *Ex Parte* Reexamination

A substantial new question of patentability affecting Claims 1-21 of United States Patent Number 7,194,960 is raised by the request for *ex parte* reexamination.

The above substantial new question of patentability is based solely on patents already cited in an earlier concluded examination of the patent being reexamined. On November 2, 2002, Public Law 107-273 was enacted. Title III, Subtitle A, Section 13105, part (a) of the Act revised the reexamination statute by adding the following new last sentence to 35 U.S.C. 303(a) and 312(a):

> "The existence of a substantial new question of patentability is not precluded by the fact that a patent or printed publication was previously cited by or to the Office or considered by the Office."

For any reexamination ordered on or after November 2, 2002, the effective date of the statutory revision, reliance on previously cited/considered art, i.e., "old art," does not necessarily preclude the existence of a substantial new question of patentability (SNQ) that is based exclusively on that old art. Rather, determinations on whether a SNQ exists in such an instance shall be based upon a fact-specific inquiry done on a case-by-case basis.

In the present instance, there exists a SNQ based on:

U.S. Patent No. 4,976,202 to Honigsbaum

U.S. Patent No. 3,951,070 to Flatau et al.

U.S. Patent No. 5,821,450 to Fedida

U.S. Patent No. 5,035,183 to Luxton

U.S. Patent No. 3,921,614 to Fogelgren

A discussion of the specifics now follows:

Issues Raised by the Requester

Issue i.

The Requester states that a substantial new question of patentability under 35 U.S.C. §102 as to claims 1, 3-8 and 10-21 of the Vasel '960 patent is raised by U.S. Patent No. 4,976,202 to Honigsbaum (the "Honigsbaum '202 patent").

Issue ii.

The Requester states that a substantial new question of patentability under 35 U.S.C. §103(a) as to claims 1, 3-8 and 10-21 of the Vasel '960 patent is raised by U.S. Patent No. 3,951,070 to Flatau et al. (the "Flatau '070 patent") in view of U.S. Patent No. 5,821,450 to Fedida (the "Fedida '450 patent").

Issue iii.

The Requester states that a substantial new question of patentability under 35 U.S.C. §103(a) as to claims 1-21 of the Vasel '960 patent is raised by U.S. Patent No. 5,035,183 to Luxton (the "Luxton '183 patent") in view of U.S. Patent No. 5,821,450 to Fedida (the "Fedida '450 patent").

Issue iv.

The Requester states that a substantial new question of patentability under 35 U.S.C. §103(a) as to claims 1-21 of the Vasel '960 patent is raised by U.S. Patent No. 3,528,662 to Merchant et al. (the "Merchant '662 patent") in view of U.S. Patent No. 5,821,450 to Fedida (the "Fedida '450 patent").

Issue v.

The Requester states that a substantial new question of patentability under 35 U.S.C. §103(a) as to claims 2 and 9 of the Vasel '960 patent is raised by the Honigsbaum '202 patent in view of U.S. Patent No. 3,921,614 to Fogelgren (the "Fogelgren '614 patent").

Issue vi.

The Requester states that a substantial new question of patentability under 35 U.S.C. §103(a) as to claims 2 and 9 of the Vasel '960 patent is raised by the Flatau '070 patent in view of the Fedida '450 patent and U.S. Patent No. 3,921,614 to Fogelgren (the "Fogelgren '614 patent").

Discussion of Patent History

During the prosecution of the application which became the Vasel '960 patent, three main references formed the basis of the art rejections of record: U.S. 6,145,441 to Woodall, U.S. 5,791,327 to Riggs et al. and U.S. 3528,662 to Merchant. The art rejections of record based on Woodall were overcome by a Rule 1.131 declaration and based on Riggs et al. by applicant amending the

claims to allow a priority claim of the parent filing date in U.S. 5,965,839, i.e. 11/18/96. In response to the rejections based on Merchant, applicant argued that the projectile of Merchant did not have a powdered irritant that had omni-directional dispersion into a cloud. The application was subsequently allowed.

Analysis of the Prior Art Provided in the Request

Issue i:

It is agreed that the consideration of U.S. Patent No. 4,976,202 to Honigsbaum raises a SNQP as to Claims 1, 3-8 and 10-21 of the '960 Patent.

As pointed out in the request on pages 26-28, Honigsbaum teaches round frangible projectiles having irritants within. Honigsbaum was cited during the prosecution of the '960 patent but was not used in a rejection.

While the teachings of Honigsbaum were present in the '960 prosecution history, they were not apparently considered as to whether the dispersion of the irritant on impact may inherently be omni-directional (request chart on Honigsbaum at page 4).

As such, the Honigsbaum reference is being viewed in a new light, as compared with it use in the earlier concluded examination, in view of the material new interpretation presented in the Request.

Further, there is a substantial likelihood that a reasonable examiner would consider this teaching important in deciding whether or not these claims are patentable. Accordingly, consideration of Honigsbaum raises a substantial new

question of patentability as to Claims 1, 3-8 and 10-21 which question has not been decided in a previous examination of the '960 Patent.

Issue ii:

It is agreed that the consideration of U.S. Patent No. 3,951,070 to Flatau et al. in view of U.S. Patent No. 5,821,450 to Fedida raises a SNQP as to Claims 1, 3-8 and 10-21 of the '960 Patent.

As pointed out in the request on pages 28 through 30, Flatau teaches a powdered payload in a frangible projectile that can be loaded by filling and dispensing apparatus. The intent is to form a cloud of irritant at the target. Flatau was cited during the prosecution of the '960 patent but was not used in a rejection. Fedida teaches a capsaicinoid as an irritant.

While the teachings of Flatau and Fedida were present in the '960 prosecution history, they were not apparently considered as to whether the dispersion of the irritant on impact may inherently be omni-directional (request chart on Flatau at page 7).

Further, there is a substantial likelihood that a reasonable examiner would consider these combined teachings important in deciding whether or not these claims are patentable. Accordingly, consideration of Flatau in view of Fedida raises a substantial new question of patentability as to Claims 1, 3-8 and 10-21 which question has not been decided in a previous examination of the '960 Patent.

Issue iii:

It is agreed that the consideration of U.S. Patent No. 5,035,183 to Luxton in view of U.S. Patent No. 5,821,450 to Fedida raises a SNQP as to Claims 1-21 of the '960 Patent.

As pointed out in the request at pages 31-33, Luxton teaches a two-piece polymer projectile or cap that can include a designer chemical for crown control. Luxton was cited during the prosecution of the '960 patent but was not used in a rejection. Fedida teaches a capsaicinoid as an irritant.

While the teachings of Luxton were present, they were not apparently considered as to whether the dispersion of the chemical (which may be a powder) on impact might inherently be omni-directional (request chart on Luxton at page 5).

Further, there is a substantial likelihood that a reasonable examiner would consider these combined teachings important in deciding whether or not these claims are patentable. Accordingly, Luxton in view of Fedida raises a substantial new question of patentability as to Claims 1-21, which question has not been decided in a previous examination of the '960 Patent.

Issue iv:

The Examiner disagrees that that the consideration U.S. Patent No. 3,528,662 to Merchant et al. (the "Merchant '662 patent") in view of U.S. Patent No. 5,821,450 to Fedida (the "Fedida '450 patent") raises a SNQP as to Claims 1-21 of the '960 Patent.

The Requester indicates that the interpretation of the initial Examiner was incorrect with respect to the Merchant substance dispersion on impact in that it does not only disperse "upwardly and forwardly" but actually disperses omnidirectionally. This issue was specifically addressed during the prosecution of the '960 patent. The Examiner rejected the claims stating that "it is inherent that powder is dispersed in all directions" in Merchant. The Examiner later dropped the rejection based on applicant's arguments that the dispersion was not omnidirectional in Merchant but only forwardly and upwardly. The current Examiner agrees with that position. Omnidirectional would call for dispersion in all directions, whereas the plug in Merchant does not allow this due to the forced directional displacement via the wedging action of the plug member. Thus, the issue of the dispersion in the Merchant patent was addressed in the patent's prosecution. The initial interpretation by the Examiner was precisely as suggested by the requester. Therefore, there is no "new light and different light" shone upon the Merchant patent as contended.

Accordingly, U.S. Patent No. 3,528,662 to Merchant et al. (the "Merchant '662 patent") in view of U.S. Patent No. 5,821,450 to Fedida (the "Fedida '450 patent") **does not** raise a substantial new question of patentability as to Claims 1-21 of the '960 Patent.

Issue v:

It is agreed that the consideration of the Honigsbaum '202 patent in view of U.S. Patent No. 3,921,614 to Fogelgren (the "Fogelgren '614 patent") raises a SNQP as to Claims 2 and 9 of the '960 Patent.

As pointed out in the request in Issue i., Honigsbaum raises a SNQP. It follows that consideration of Honigsbaum in combination with the launcher teachings of Fogelgren also raises a SNQP.

Further, there is a substantial likelihood that a reasonable examiner would consider these combined teachings important in deciding whether or not these claims are patentable. Accordingly, Honigsbaum in view of Fogelgren raises a substantial new question of patentability as to Claims 2 and 9 which question has not been decided in a previous examination of the '960 Patent.

Issue vi:

It is agreed that the consideration of Flatau et al. '070 patent in view of Fedida '450 and in view of U.S. Patent No. 3,921,614 to Fogelgren (the "Fogelgren '614 patent") raises a SNQP as to Claims 2 and 9 '960 Patent.

As pointed out in the request in Issue ii., Flatau in view of Fedida raises a SNQP. It follows that consideration of Flatau and Fedida in combination with the launcher teachings of Fogelgren also raises a SNQP.

Further, there is a substantial likelihood that a reasonable examiner would consider these combined teachings important in deciding whether or not these claims are patentable. Accordingly, Flatau and Fedida in view of Fogelgren

raises a substantial new question of patentability as to Claims 2 and 9 which question has not been decided in a previous examination of the '960 Patent.

Service of Papers

After the filing of a request for reexamination by a third party requester, any document filed by either the patent owner or the third party requester must be served on the other party (or parties where two or more third party requester proceedings are merged) in the reexamination proceeding in the manner provided in 37 CFR 1.248. See 37 CFR 1.550(f).

Waiver of Right to File Patent Owner Statement

In a reexamination proceeding, Patent Owner may waive the right under 37 C.F.R. 1.530 to file a Patent Owner Statement. The document needs to contain a statement that Patent Owner waives the right under 37 C.F.R. 1.530 to file a Patent Owner Statement and proof of service in the manner provided by 37 C.F.R. 1.248, if the request for reexamination was made by a third party requester, see 37 C.F.R 1.550(f). The Patent Owner may consider using the following statement in a document waiving the right to file a Patent Owner Statement:

WAIVER OF RIGHT TO FILE PATENT OWNER STATEMENT

Patent Owner waives the right under 37 C.F.R. 1.530 to file a Patent Owner Statement.

Extensions of Time

Extensions of time under 37 CFR 1.136(a) will not be permitted in these proceedings because the provisions of 37 CFR 1.136 apply only to "an applicant" and not to parties in a reexamination proceeding. Additionally, 35 U.S.C. 305 requires that *ex parte* reexamination proceedings "will be conducted with special dispatch" (37 CFR 1.550(a)). Extensions of time in *ex parte* reexamination proceedings are provided for in 37 CFR 1.550(c).

Amendment in Reexamination Proceedings

Patent owner is notified that any proposed amendment to the specification and/or claims in this reexamination proceeding must comply with 37 CFR 1.530(d)-(j), must be formally presented pursuant to 37 CFR 1.52(a) and (b), and must contain any fees required by 37 CFR 1.20(c). See MPEP § 2250(IV) for examples to assist in the preparation of proper proposed amendments in reexamination proceedings.

Submissions

In order to insure full consideration of any amendments, affidavits or declarations or other documents as evidence of patentability, such documents must be submitted in response to the first Office action on the merits (which does not result in a close of prosecution). Submissions after the second Office action on the merits, which is intended to be a final action, will be governed by the

requirements of 37 CFR 1.116, after final rejection and by 37 CFR 41.33 after appeal, which will be strictly enforced.

Notification of Concurrent Proceedings

The patent owner is reminded of the continuing responsibility under 37 CFR 1.565(a), to apprise the Office of any litigation activity, or other prior or concurrent proceeding, involving Patent No. 7,194,960 throughout the course of this reexamination proceeding. Likewise, if present, the third party requester is also reminded of the ability to similarly apprise the Office of any such activity or proceeding throughout the course of this reexamination proceeding. See MPEP §§ 2207, 2282 and 2286.

NOTICE RE PATENT OWNER'S CORRESPONDENCE ADDRESS

Effective May 16, 2007, 37 CFR 1.33(c) has been revised to provide that:

The patent owner's correspondence address for all communications in an *ex parte* reexamination or an *inter partes* reexamination is designated as the correspondence address of the patent.

> *Revisions and Technical Corrections Affecting Requirements for Ex Parte and Inter Partes Reexamination*, 72 FR 18892 (April 16, 2007)(Final Rule)

The correspondence address for any pending reexamination proceeding not having the same correspondence address as that of the patent is, by way of this revision to 37 CFR 1.33(c), automatically changed to that of the patent file as of the effective date.

This change is effective for any reexamination proceeding which is pending before the Office as of May 16, 2007, including the present reexamination proceeding, and to any reexamination proceeding which is filed after that date.

Parties are to take this change into account when filing papers, and direct communications accordingly.

In the event the patent owner's correspondence address listed in the papers (record) for the present proceeding is different from the correspondence address of the patent, it is strongly encouraged that the patent owner affirmatively file a Notification of Change of Correspondence Address in the reexamination proceeding and/or the patent (depending on which address patent owner desires), to conform the address of the proceeding with that of the patent and to clarify the record as to which address should be used for correspondence.

Telephone Numbers for reexamination inquiries:

Reexamination and Amendment Practice	(571) 272-7703
Central Reexam Unit (CRU)	(571) 272-7705
Reexamination Facsimile Transmission No.	(571) 273-9900

All correspondence relating to this *ex parte* reexamination proceeding should be directed as follows:

By **U.S. Postal Service Mail** to:

Mail Stop *Ex Parte* Reexam
ATTN: Central Reexamination Unit
Commissioner for Patents
P.O. Box 1450
Alexandria, VA 22313-1450

By FAX to: (571) 273-9900
Central Reexamination Unit

By hand to: Customer Service Window
Randolph Building
401 Dulany St.
Alexandria, VA 22314

Any inquiry concerning this communication or earlier communications from the Reexamination Legal Advisor or Examiner, or as to the status of this proceeding, should be directed to the Central Reexamination Unit at telephone number (571) 272-7705.

/Jeffrey R. Jastrzab/
Jeffrey R. Jastrzab
Primary Examiner
Central Reexamination Unit
(571) 272-4947

Conferee /BMF/

Conferee ________

90/008,731

Substitute for form 1449/PTO

INFORMATION DISCLOSURE STATEMENT BY APPLICANT

(Use as many sheets as necessary)

Sheet 1 of 1

Complete if Known	
Application Number	
Filing Date	
First Named Inventor	
Art Unit	
Examiner Name	
Attorney Docket Number	10228.12

U. S. PATENT DOCUMENTS

Examiner Initials*	Cite No.[1]	Document Number Number-Kind Code[2] (if known)	Publication Date MM-DD-YYYY	Name of Patentee or Applicant of Cited Document	Pages, Columns, Lines, Where Relevant Passages or Relevant Figures Appear
		US- 4976202	12-11-1990	Honigsbaum	
		US- 3921614	11-25-1975	Fogelgren	
		US- 3951070	04-20-1976	Flatau, et al.	
		US- 5821450	10-13-1998	Fedida	
		US- 5035183	07-30-1991	Luxton	
		US- 3528662	09-15-1970	Merchant, et al.	
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FOREIGN PATENT DOCUMENTS

Examiner Initials*	Cite No.[1]	Foreign Patent Document Country Code[3] -Number[4] -Kind Code[5] (if known)	Publication Date MM-DD-YYYY	Name of Patentee or Applicant of Cited Document	Pages, Columns, Lines, Where Relevant Passages Or Relevant Figures Appear	T[6]

Examiner Signature		Date Considered	9/18/07

*EXAMINER: Initial if reference considered, whether or not citation is in conformance with MPEP 609. Draw line through citation if not in conformance and not considered. Include copy of this form with next communication to applicant. [1] Applicant's unique citation designation number (optional). [2] See Kinds Codes of USPTO Patent Documents at www.uspto.gov or MPEP 901.04. [3] Enter Office that issued the document, by the two-letter code (WIPO Standard ST.3). [4] For Japanese patent documents, the indication of the year of the reign of the Emperor must precede the serial number of the patent document. [5] Kind of document by the appropriate symbols as indicated on the document under WIPO Standard ST.16 if possible. [6] Applicant is to place a check mark here if English language Translation is attached.